BlackRock Equity Dividend Fund
(the “Fund”)

Supplement dated December 15, 2015
to the Prospectuses dated November 27, 2015

Effective January 1, 2016, the following changes are made to the Fund’s Prospectuses:

The section in the Prospectuses entitled “Fund Overview — Key Facts About BlackRock Equity Dividend Fund — Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

	Portfolio Manager of
Name	the Fund Since	Title
Robert M. Shearer, CFA	2001	Managing Director of BlackRock, Inc.
Tony DeSpirito	2014	Managing Director of BlackRock, Inc.
David J. Cassese, CFA	2011	Director of BlackRock, Inc.

The section in the Prospectuses entitled “Details About the Fund — How The Fund Invests — About the Portfolio Management Team of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND

The Fund is managed by a team of financial professionals. Robert M. Shearer, CFA, Tony DeSpirito and David J. Cassese, CFA are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio management team.

The second paragraph and accompanying table in the section of the Prospectuses entitled “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

The Fund is managed by a team of financial professionals led by Robert M. Shearer, CFA, Tony DeSpirito and David J. Cassese, CFA. Mr. Shearer, Mr. DeSpirito and Mr. Cassese are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Robert M. Shearer,	Jointly and primarily responsible for	2001	Managing Director of BlackRock, Inc.
CFA	the day-to-day management of the		since 2006.
Fund’s portfolio, including setting
the Fund’s overall investment
strategy and overseeing the
management of the Fund.
Tony DeSpirito	Jointly and primarily responsible for	2014	Managing Director of BlackRock, Inc. since
	the day-to-day management of the		2014; Managing Principal, Portfolio Manager
	Fund’s portfolio, including setting		and Member of the Executive Committee of
	the Fund’s overall investment		Pzena Investment Management from 2009
	strategy and overseeing the		to 2014.
management of the Fund.
David J. Cassese,	Jointly and primarily responsible	2011	Director of BlackRock, Inc. since 2011;
CFA	for the day-to-day management of		Senior Vice President of Oppenheimer Capital
	the Fund’s portfolio, including		from 2008 to 2011; Vice President of
	setting the Fund’s overall		Oppenheimer Capital from 2005 to 2008.
investment strategy and overseeing
the management of the Fund.

Shareholders should retain this Supplement for future reference.